Exhibit 10.2

Execution Version

This TENTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 8, 2021 (this “Amendment”), is entered into by and among AMC Entertainment Holdings, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto and the Lenders (as defined below) party hereto.

WHEREAS, the Borrower has entered into that certain Credit Agreement dated as of April 30, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof and by that certain Ninth Amendment to Credit Agreement, dated as of the date hereof (the “Ninth Amendment”), the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) with each lender from time to time party thereto (collectively, the “Lenders” and each, individually, a “Lender”), the Issuing Banks (as defined therein) from time to time party thereto, Wilmington Savings Fund Society, FSB, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent and the other parties from time to time party thereto;

WHEREAS, in consideration of the execution and effectiveness of the Ninth Amendment and the waiver and other relief granted to the Borrower by the Lenders party hereto in respect of Section 6.10 of the Existing Credit Agreement, the Borrower and the Lenders constituting the “Required Revolving Lenders” have agreed to make, certain additional amendments, supplements and/or modification to the covenant set forth in Section 6.10 to the Existing Credit Agreement in accordance the express terms of Section 9.02(g) of the Existing Credit Agreement on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration provided herein or substantially concurrently herewith, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.         Defined Terms.

Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

Section 2.         Amendments. Effective as of the Amendment No. 10 Effective Date (as defined below), the Borrower and the Required Revolving Lenders hereby agree that the Existing Credit Agreement shall be amended, supplemented and/or modified as follows:

(a)          The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement:

“Amendment No. 10” means Amendment No. 10 to this Agreement, dated as of March 8, 2021, among the Borrower, other Loan Parties party thereto and the Lenders party thereto.

“Amendment No. 10 Effective Date” has the meaning assigned thereto in Amendment No. 10.

(b)           Section 6.10(b) of the Existing Credit Agreement is hereby amended and restated as follows:

“(b)     In accordance with Section 9.02(b) and (g), no Loan Document nor any provision thereof may be waived, amended or modified (and, for the avoidance of doubt, (i) the Borrower and other Loan Parties shall not (x) agree or consent to any waiver, amendment or modification to any Loan Document or (y) direct the Administrative Agent or Collateral Agent to execute any such waiver, amendment or modification and (ii) the Revolving Lenders have not authorized and do not authorize the Administrative Agent or the Collateral Agent to execute any such waiver, amendment or modification) without the express written consent of Required Specified Revolving Lenders to:

(i)            subordinate (whether by payment, Lien or structural subordination) the Secured Obligations in respect of the Revolving Credit Facility or the Liens on the Collateral securing the Secured Obligations in respect of the Revolving Loans, in each case, to any other Indebtedness for borrowed money (or any guarantee thereof) (including, without limitation, any ‘debtor in possession’ financing (“DIP Financing”) or any exit financing (in each case, whether in the form of new money or a roll-up of any outstanding obligations)),

(ii)            (A) amend, modify or waive any Loan Document (or any provision thereof) in a manner that disproportionately (in the good faith determination of the Borrower) effects the Revolving Lenders in a materially adverse manner or (B) amend, modify or waive any Loan Document (or any provision thereof) whereby the Loans and/or Commitments of the Lenders executing such amendment, modification or waiver (or, to the extent such amendment, modification or waiver is not executed by Lenders, Lenders otherwise consenting to such amendment, modification or waiver) are, in whole or in part, prepaid, repaid, purchased, exchanged or terminated in connection with such amendment, modification or waiver,

(iii)           permit the incurrence, assumption or existence any Indebtedness for borrowed money that is pari passu or senior in right of payment or security with the Secured Obligations in respect of the Revolving Credit Facility (other than any such Indebtedness existing as of the Amendment No. 10 Effective Date and any Permitted Refinancing thereof), or

(iv)            permit any Investment in or Disposition of any asset to a Person that is not a Loan Party (including any Unrestricted Subsidiary and any Restricted Subsidiary that is not a Guarantor) to facilitate a new financing incurred by a Subsidiary of the Borrower (including a debtor in possession financing) or to guarantee an existing financing, or undertaken in connection with a liability management financing transaction.

Regardless of whether the provisions of this Section 6.10(b) are fully binding on, and enforceable against, any or all Secured Parties and Loan Parties, if any Loan Party takes any action that would be in violation of any provision of Section 6.10(b), then an Event of Default shall be deemed to automatically occur under this Section 6.10. For the avoidance of doubt, (x) this Section 6.10(b) shall not modify the rights of Secured Parties (other than the Revolving Lenders) to subordinate (or otherwise consent to the subordination) their Secured Obligations or, to the extent such Lien secures such Secured Obligations, the Lien securing such Secured Obligations and (y) the consent of Required Specified Revolving Lenders shall be in addition to any consents required pursuant to Section 9.02(b).”

Section 3.         Representations and Warranties.

(a)          The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on the Amendment No. 10 Effective Date, true and correct in all material respects on and as of such date, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 10 Effective Date or on such earlier date, as the case may be.

(b)          After giving effect to this Amendment and the transactions contemplated herein on Amendment No. 10 Effective Date, no Default or Event of Default has occurred and is continuing on the Amendment No. 10 Effective Date.

2

Section 4.         Conditions to Effectiveness. The Amendments shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 10 Effective Date”):

(a)           The Borrower and each Lender party hereto (which shall constitute the Required Revolving Lenders) have signed counterparts of this Amendment.

(b)           The Lenders party hereto (or their counsel) shall have received from the Loan Parties, executed, delivered and released signature pages of the Loan Parties to the Ninth Amendment.

Section 5.         Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

Section 6.        Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based record-keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

Section 7.         Effect of Amendment.

(a)          Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Existing Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 10 Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Existing Credit Agreement and the other Loan Documents specifically referred to herein.

(b)          On and after the Amendment No. 10 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c)          The Borrower acknowledges and agrees that the execution by the Revolving Lenders party to the Ninth Amendment and the waivers, amendments, supplements and modifications contained therein were in consideration for the Borrower’s concurrent agreement to amend, supplement and/or modify Section 6.10 of the Credit Agreement as set forth in this Amendment.

3

Section 8.          Expenses and Indemnification. The provisions of Section 8 of the Ninth Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

Section 9.          Release

In consideration of agreements contained herein of the Revolving Lenders party hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and their respective agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as defined below), and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from, any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that any Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against each Revolving Lender party hereto and each such Revolving Lender’s respective affiliates, subsidiaries, and shareholders, and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise in connection with this Amendment, the Credit Agreement, any of the Loan Documents or any of the transactions hereunder or thereunder.

[Remainder of page intentionally left blank.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMC ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Sean D. Goodman
Name: Sean D. Goodman
Title: Executive Vice President and Chief Financial Officer

AMERICAN MULTI-CINEMA, INC.
AMC LICENSE SERVICES, LLC
AMC ITD, LLC

By:	/s/ Sean D. Goodman
Name: Sean D. Goodman
Title: Chief Financial Officer

AMC CARD PROCESSING SERVICES, INC.

By:	/s/ Sean D. Goodman
Name: Sean D. Goodman
Title: President and Chief Financial Officer

[Signature Page To Amendment No. 10]

CITIBANK, N.A., as a Revolving Lender

By:	/s/ Elizabeth Minnella Gonzalez
Name: Elizabeth Minnella Gonzalez
Title: Vice President & Managing Director

[Signature Page To Amendment No. 10]

BARCLAYS BANK PLC, as a Revolving Lender

By:	/s/ Robert Silverman
Name: Robert Silverman
Title: Authorized Signatory

[Signature Page To Amendment No. 10]

Credit Suisse AG, Cayman Islands Branch, as a Revolving Lender

By:	/s/ Megan Kane
Name: Megan Kane
Title: Authorized Signatory

By:	/s/ Ranjit Lakhanpal
Name: Ranjit Lakhanpal
Title: Authorized Signatory

[Signature Page To Amendment No. 10]

GOLDMAN SACHS BANK USA, as a Revolving Lender

By:	/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

[Signature Page To Amendment No. 10]